Exhibit 99.1

Oaktree Strategic Credit Fund Breaks Escrow

with Nearly $300 Million of Equity Proceeds

Providing Investors Access to Oaktree’s Leading Credit Platform

LOS ANGELES - Oaktree Strategic Credit Fund (the “Fund”), a non-traded business development company, announced today that it broke escrow on June 1, 2022, with nearly $300 million in equity proceeds for its continuous public offering.

Oaktree Strategic Credit Fund seeks to deliver Oaktree Capital Management’s (“Oaktree”) leading credit expertise to investors by providing access primarily to a diversified portfolio of private credit opportunities, sourced directly from sponsored and non-sponsored borrowers. While the Fund will invest in private credit opportunities, it will also strategically invest in attractively priced, high-quality public debt investments in response to changing market conditions. The Fund is externally managed by an affiliate of Oaktree. Oaktree oversees $164 billion of assets firmwide, including its $98 billion credit platform.

“In private credit, skill and hard work can meaningfully differentiate outcomes for investors,” said Armen Panossian, Oaktree’s Head of Performing Credit. “Oaktree Strategic Credit Fund showcases the full scope of our private credit platform offering investors exposure to difficult to access areas of the credit market by investing in businesses we believe are healthy and have a low correlation to market cycles. Strategic private credit investments offer the ability to generate stable income and provide a certain amount of insulation from market shocks.”

The Fund will benefit from Oaktree’s firm-wide power to source and originate investment opportunities and its specialized investment team, led by Panossian, which will be able to leverage long-standing relationships with sponsors and potential borrowers.

Oaktree Strategic Credit Fund is distributed by Brookfield Oaktree Wealth Solutions, which partners with financial professionals around the world to connect investors to the innovative solutions, expertise and insights of both Brookfield Asset Management (“Brookfield”) and Oaktree – with the goal of helping advisors and their clients understand how to navigate key investment decisions. The Fund adds to Brookfield and Oaktree’s growing suite of solutions that can be accessed by qualified investors through their advisor.

The Fund intends to offer to the public up to five billion dollars of common shares of beneficial interest (“Common Shares”). The prospectus for the Fund is available here.

About Oaktree Strategic Credit Fund

Oaktree Strategic Credit Fund is a perpetually offered, non-traded closed end fund that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Fund benefits from Oaktree’s leading credit expertise and experience in periods of market strength and distress by providing access primarily to a diversified portfolio of private debt opportunities.

For more information, please visit our website at https://osc.brookfieldoaktree.com/

About Oaktree Capital Management

Oaktree is a leader among global investment managers specializing in alternative investments, with $164 billion in assets under management as of March 31, 2022. The firm emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in credit, private equity, real assets and listed equities. The firm has over 1,000 employees and offices in 20 cities worldwide.

For additional information, please visit Oaktree’s website at www.oaktreecapital.com.

About Brookfield Oaktree Wealth Solutions

Brookfield Oaktree Wealth Solutions is a leading provider of alternative investments to financial advisors and their clients globally, helping them meet their overall financial goals. The global scale and multi-decade track records of our parent companies, Brookfield and Oaktree, place us among the leaders in alternative investing. Brookfield Oaktree Wealth Solutions is registered as a broker-dealer with the U.S. Securities & Exchange Commission (“SEC”) and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”) and the Securities Investor Protection Corporation (“SIPC”).

For more information, please visit our website at www.brookfieldoaktree.com.

Important Information and Risk Factors

An investment in the Fund involves a high degree of risk. An investor should only purchase Common Shares if the investor can afford to lose its complete investment. Prior to making an investment, an investor should read the Fund’s prospectus, including the “Risk Factors” section therein, which contains a discussion of the risks and uncertainties that the Fund believes are material to its business, operating results, prospects and financial condition. These risks include, but are not limited to, the following:

•	The Fund has no prior operating history and there is no assurance that it will achieve its investment objective.

•	The Fund’s offering is a “blind pool” offering and thus an investor will not have the opportunity to evaluate the Fund’s investments before it makes them.

•	An investor should not expect to be able to sell its Common Shares regardless of how well the Fund performs.

•	An investor should consider that it may not have access to the money it invests for an extended period of time.

•	The Fund does not intend to list its Common Shares on any securities exchange, and it does not expect a secondary market in the Common Shares to develop prior to any listing.

•	Because an investor may be unable to sell its Common Shares, an investor will be unable to reduce its exposure in any market downturn.

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The Fund intends to implement a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.

•	An investment in the Fund is not suitable for an investor if it needs access to the money it invests. See “Suitability Standards” and “Share Repurchase Program” in the Fund’s prospectus.

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The Fund cannot guarantee that it will make distributions, and if it does it may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and there are no limits on the amounts the Fund may pay from such sources.

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Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by Oaktree Fund Advisers, LLC (the “Adviser”) or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Fund’s affiliates will reduce future distributions to which an investor would otherwise be entitled.

•	The Fund expects to use leverage, which will magnify the potential loss on amounts invested in it.

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The Fund qualifies as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act, which means that it is eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies, and the Fund cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make its Common Shares less attractive to investors.

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The Fund intends to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Forward-Looking Statements

Certain information contained in this press release constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements may include the Fund’s financial projections and estimates and their underlying assumptions, plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and they are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and most of which are beyond the Fund’s control. Although the Fund believes the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there is no assurance that these forward-looking statements will prove to be accurate, and the Fund’s actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by the Fund or any person that the Fund’s objectives and plans, which it considers to be reasonable, will be achieved.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy securities of the Fund, or in any fund or other investment vehicle managed by the Adviser or any of its affiliates. An offering is made only by the Fund’s prospectus. Neither the SEC, nor any state securities regulator has approved or disapproved of the Common Shares, determined if the Fund’s prospectus is truthful or complete, or passed on or endorsed the merits of the offering. Any representation to the contrary is a criminal offense.